EXHIBIT 32.2

CERTIFICATE OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

The undersigned, John M. Duffey, Senior Vice President and Chief Financial Officer of Dade Behring Holdings, Inc. (the “Company”) has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Report”).

The undersigned hereby certifies that to his knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John M. Duffey
Date: March 8, 2006	John M. Duffey
Chief Financial Officer
(Principal Financial Officer)